                                                                EXHIBIT 10.39


                               AMENDMENT NO. 1 TO
                            REVOLVING LOAN AGREEMENT


            This Amendment No. 1 to Revolving Loan Agreement (this "Amendment"), dated as of November 17, 1997, is entered into with reference to the Revolving Loan Agreement dated as of June 13, 1997 among Central Financial Acceptance Corporation, a Delaware corporation ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, as Agent (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings specified for such terms in the Loan Agreement. Section references herein relate to the Loan Agreement unless stated otherwise.

            Borrower, the Agent and each of the Lenders agree as follows:

            1. Section 6.13 - Past Due Receivables Ratio. Section 6.13 is amended and restated in its entirety to read as follows:

                  6.13. Past Due Receivables Ratio. Permit the Past Due Receivables Ratio, as of the last day of any Fiscal Month (commencing with the Fiscal Month ending September 30, 1997), to exceed 0.08 to 1.00.

            2. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Agent of the following documents, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

                  (a) counterparts of this Amendment executed by all parties hereto; and

                  (b) a consent and reaffirmation executed by all of the Guarantors in the form of Exhibit A to this Amendment.

            3. Amendment Fee. In addition to the conditions precedent specified above, the effectiveness of this Amendment shall be further conditioned upon the receipt by the Agent, for the ratable accounts of the Lenders pro rata according to their Pro Rata Share of the Commitment, an amendment fee equal to $25,000.00.

            4. Representations and Warranties. Borrower represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, no Default or Event of Default has occurred and remains continuing.

            5. Confirmation. In all respects, the terms of the Loan Agreement and the other Loan Documents, in each case as amended hereby, are hereby confirmed.

            IN WITNESS WHEREOF, Borrower, the Agent and each of the Lenders have executed this Amendment as of the date first set forth above by their duly authorized representatives.

                              CENTRAL FINANCIAL ACCEPTANCE
                              CORPORATION, a Delaware corporation

                              By: /s/ GARY M. CYPRES
                                 -----------------------------------------------
                                 Gary M. Cypres
                                 Chief Executive Officer


                              WELLS FARGO BANK, NATIONAL
                              ASSOCIATION, as the Agent and as a Lender

                              By: /s/ PERRY MORETH
                                 -----------------------------------------------
                                 Perry Moreth
                                 Vice President


                              SUMITOMO BANK OF CALIFORNIA,
                              as a Lender

                              By: /s/ STEVEN K. SLOAN
                                 -----------------------------------------------
                                      Steven K. Sloan, Vice President
                                 -----------------------------------------------
                                          [Printed Name and Title]



                              SANWA BANK CALIFORNIA,
                              as a Lender

                              By: /s/ ROBERT G. MORRE
                                 -----------------------------------------------
                                      Robert G. Morre, Vice President
                                 -----------------------------------------------
                                          [Printed Name and Title]


                              UNION BANK OF CALIFORNIA, N.A.,
                              as a Lender

                              By: /s/ ROBERT C. NAGEL
                                 -----------------------------------------------
                                      Robert C. Nagel, Vice President
                                 -----------------------------------------------
                                          [Printed Name and Title]

                          Exhibit A to Amendment No. 1

                     CONSENT AND REAFFIRMATION OF GUARANTORS

            Each of the undersigned Guarantors hereby consents to the execution, delivery and performance by Borrower, the Agent and the Lenders of the foregoing Amendment No. 1 ("Amendment"). In connection therewith, each of the undersigned expressly and knowingly reaffirms its liability under the Guaranty to which it is a party executed and delivered by such Guarantor in favor of the Agent (on behalf of the Lenders), and expressly agrees to be and remain liable under the terms of such Guaranty for the Guarantied Obligations described therein and acknowledges that it has no defense, offset or counterclaim whatsoever against the Agent or the Lenders with respect to such Guaranty.

            Each of the undersigned further agrees that such Guaranty shall remain in full force and effect and is hereby ratified and confirmed.

            Each of the undersigned further agrees that the execution of this Consent and Reaffirmation of Guarantors is not necessary for the continued validity and enforceability of such Guaranty, but is executed to induce the Agent and the Lenders to approve of and otherwise enter into the Amendment.

            IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has caused this Consent and Reaffirmation of Guarantors to be executed as of November 17, 1997.


                              BANNER HOLDINGS, INC.,
                              a Delaware corporation

                              By: /s/ GARY M. CYPRES
                                 -----------------------------------------------
                                 Gary M. Cypres
                                 Chief Executive Officer



                              CENTRAL FINANCIAL ACCEPTANCE
                              CORPORATION, a Delaware corporation

                              By: /s/ GARY M. CYPRES
                                 -----------------------------------------------
                                 Gary M. Cypres
                                 Chief Executive Officer